Exhibit 32.1

Certification of Co-Chief Executive Officer
Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350)

In connection with the Quarterly Report on Form 10-Q for the period ended September 30, 2014, (the “Report”) of Full Circle Capital Corporation (the “Registrant”), as filed with the Securities and Exchange Commission on the date hereof, I, John E. Stuart, the Co-Chief Executive Officer of the Registrant, hereby certify, to the best of my knowledge, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ John E. Stuart
Name: John E. Stuart
Date:  November 10, 2014

Exhibit 32.1

Certification of Co-Chief Executive Officer
Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350)

In connection with the Quarterly Report on Form 10-Q for the period ended September 30, 2014, (the “Report”) of Full Circle Capital Corporation (the “Registrant”), as filed with the Securities and Exchange Commission on the date hereof, I, Gregg J. Felton, the Co-Chief Executive Officer of the Registrant, hereby certify, to the best of my knowledge, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Gregg J. Felton
Name: Gregg J. Felton
Date:  November 10, 2014